                                                                    EXHIBIT 10.2

                                 First Amendment

                                       to

                                Credit Agreement

                                      Among

                 Plains Exploration & Production Company, L.P.,
                                  as Borrower,

                              JPMorgan Chase Bank,
                            as Administrative Agent,

                       Bank One, NA (Main Office Chicago)
                                       and
                               Fleet National Bank
                             as Syndication Agents,

                                   BNP Paribas
                                       and
                              Fortis Capital Corp.,
                            as Documentation Agents,

                                       and

                          The Lenders Signatory Hereto

                          Effective as of July 19, 2002

                       First Amendment To Credit Agreement

     This First Amendment To Credit Agreement (this "First Amendment") executed effective as of the 19th of July, 2002 (the "Effective Date") is among Plains Exploration & Production Company, L.P., a limited partnership formed under the laws of the State of California (the "Borrower"); each of the undersigned guarantors (the "Guarantors", and together with the Borrower, the "Obligors"); each of the lenders that is a signatory hereto (collectively, the "Lenders"); JPMorgan Chase Bank, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); Bank One, Na (Main Office Chicago) and Fleet National Bank, as syndication agents for the Lenders (each, in such capacity, together with its successors in such capacity, a "Syndication Agent"); and BNP Paribas and Fortis Capital Corp., as documentation agents for the Lenders (each, in such capacity, together with its successors in such capacity, a "Documentation Agent").

                                    Recitals

     A. The Borrower, the Agents and the Lenders are parties to that certain Credit Agreement dated as of July 3, 2002 (as the same may be amended, modified, supplemented or restated, the "Credit Agreement"), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

     B. The Borrower has requested and the Agents and the Lenders have agreed to amend certain provisions of the Credit Agreement.

     C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

     Section 2. Amendments to Credit Agreement.

     2.1 Amendments to Section 1.02.

     (a) The definition of "Agreement" is hereby amended to read as follows:

          "Agreement" means this Credit Agreement, as amended by the First Amendment, and as the same may from time to time be amended, modified, supplemented or restated.

     (b) The definition of "EBITDAX" is hereby amended to read as follows:

          "EBITDAX" means, for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, income taxes, the aggregate amount of Letter of Credit fees paid during such period, depreciation, depletion, amortization, exploration and abandonment expenses and other noncash charges and expenses, minus all noncash income added to Consolidated Net Income.

     (c) The definition of "First Amendment" is hereby added where alphabetically appropriate to read as follows:

          "First Amendment" means that certain First Amendment to Credit Agreement dated as of July 19, 2002 among the Borrower, the Guarantors, the Agents and the Lenders.

     2.2 Section 2.05(a). Section 2.05(a) is hereby amended by deleting "12:00 noon" in the second and third lines thereof and inserting in lieu thereof "2:00 p.m.".

     Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

     3.1 Loan Documents. The Agent shall have received multiple counterparts as requested of this First Amendment from the Lenders.

     3.2 No Default. No Default shall have occurred as of the Effective Date.

     Section 4. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

     Section 5. Miscellaneous.

     5.1 Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

     5.2 Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

     5.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     5.4 No Oral Agreement. This written First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.

     5.5 GOVERNING LAW. This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

                          [SIGNATURES BEGIN NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:                               PLAINS EXPLORATION &
                                        PRODUCTION COMPANY, L.P.


                                        By: Stocker Resources, Inc.,
                                            its general partner


                                        By: /s/ Jere C. Overdyke, Jr
                                            ------------------------------------
                                            Jere C. Overdyke, Jr.
                                            Vice President and Treasurer

GUARANTORS:                             PLAINS ILLINOIS, INC.


                                        By: /s/ Jere C. Overdyke, Jr.
                                            ------------------------------------
                                            Jere C. Overdyke, Jr.
                                            Vice President and Treasurer


                                        ARGUELLO INC.


                                        By: /s/ Jere C. Overdyke, Jr.
                                            ------------------------------------
                                            Jere C. Overdyke, Jr.
                                            Vice President and Treasurer


                                        PLAINS E&P COMPANY


                                        By: /s/ Jere C. Overydyke, Jr.
                                            ------------------------------------
                                            Jere C. Overdyke, Jr.
                                            Vice President and Treasurer


                                        PMCT INC.


                                        By: /s/ Jere C. Overdyke, Jr.
                                            ------------------------------------
                                            Jere C. Overdyke, Jr.
                                            Vice President and Treasurer


                                        PLAINS RESOURCES
                                        INTERNATIONAL INC.


                                        By: /s/ Jere C. Overdyke, Jr.
                                            ------------------------------------
                                            Jere C. Overdyke, Jr.
                                            Vice President and Treasurer

                                        JPMORGAN CHASE BANK, as a Lender and
                                        as Administrative Agent


                                        By: /s/ Russell A. Johnson
                                           -------------------------------------
                                        Name:  Russell A. Johnson
                                        Title: Vice President

                                        BANK ONE, NA (MAIN OFFICE CHICAGO)
                                        as a Lender and as a Syndication Agent


                                        By: /s/ Charles Kingswell-Smith
                                           -------------------------------------
                                        Name:  Charles Kingswell-Smith
                                        Title: First Vice President

                                        FLEET NATIONAL BANK, as a Lender and as
                                        a Syndication Agent


                                        By: /s/ Michael Broenetti
                                           -------------------------------------
                                        Name:  Michael Broenetti
                                        Title: Vice President

                                        BNP PARIBAS, as a Lender and as a
                                        Documentation Agent


                                        By: /s/ Brian M. Malone
                                           -------------------------------------
                                        Name:  Brian M. Malone
                                        Title: Managing Director


                                        By: /s/ Gabe Ellisor
                                           -------------------------------------
                                        Name:  Gabe Ellisor
                                        Title: Vice President

                                        FORTIS CAPITAL CORP., as a Lender and as a Documentation Agent


                                        By: /s/ Dierdre Sanborn
                                           -------------------------------------
                                        Name:  Dierdre Sanborn
                                        Title: Vice President


                                        By: /s/ John C. Preneta
                                           -------------------------------------
                                        Name:  John C. Preneta
                                        Title: Executive Vice President

                                        BANK OF SCOTLAND, as a Lender


                                        By: /s/ Joseph Fratus
                                           -------------------------------------
                                        Name:  Joseph Fratus
                                        Title: First Vice President

                                        COMERICA BANK - TEXAS, as a Lender


                                        By: /s/ Daniel G. Steele
                                           -------------------------------------
                                        Name:  Daniel G. Steele
                                        Title: Senior Vice President

                                        WELLS FARGO BANK TEXAS,
                                        NATIONAL ASSOCIATION, as a Lender


                                        By: /s/ John Lane
                                           -------------------------------------
                                        Name:  John Lane
                                        Title: Vice President

                                        ARAB BANKING CORPORATION (B.S.C.),
                                        as a Lender


                                        By: /s/ Robert J. Ivosevich
                                           -------------------------------------
                                        Name:  Robert J. Ivosevich
                                        Title: Deputy General Manager

                                        WACHOVIA BANK, NATIONAL
                                        ASSOCIATION, as a Lender


                                        By: /s/ David E. Humphreys
                                           -------------------------------------
                                        Name:  David E. Humphreys
                                        Title: Vice President

                                        HIBERNIA NATIONAL BANK, as a Lender


                                        By: /s/ David R. Reid
                                           -------------------------------------
                                        Name:  David R. Reid
                                        Title: Senior Vice President

                                        SOUTHWEST BANK OF TEXAS, N.A.,
                                        as a Lender


                                        By: /s/ Ken Batson
                                           -------------------------------------
                                        Name:  Ken Batson
                                        Title: Assistant Vice President

                                        TORONTO DOMINION (TEXAS), INC.,
                                        as a Lender


                                        By: /s/ Alva J. Jones
                                           -------------------------------------
                                        Name:  Alva J. Jones
                                        Title: Vice President

                                        RZB FINANCE LLC, as a Lender


                                        By: /s/ Frank T. Gautz
                                           -------------------------------------
                                        Name:  Frank T. Gautz
                                        Title: First Vice President